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                                                                   EXHIBIT 10.26

                FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
             PARTICIPATION AGREEMENT AND OTHER OPERATIVE DOCUMENTS
                AND TERMINATION OF CERTAIN OPERATIVE DOCUMENTS


     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED PARTICIPATION AGREEMENT AND OTHER OPERATIVE DOCUMENTS AND TERMINATION OF CERTAIN OPERATIVE DOCUMENTS (this "Agreement"), dated as of May 30, 2001, is by and among ASYST
                 ---------
TECHNOLOGIES, INC., a California corporation (together with its permitted successors and assigns, the "Lessee"); LEASE PLAN NORTH AMERICA, INC., an
                             ------
Illinois corporation, as Lessor (together with its permitted successors and assigns, the "Lessor") and as a Participant, ABN AMRO BANK N.V. and the Persons
              ------
named on the signature pages hereto (together with their respective permitted successors, assigns and transferees, each, a "Participant", and collectively,
                                              -----------
the "Participants") as Participants; and ABN AMRO BANK N.V., as Agent (in such
     ------------
capacity, together with its successors in such capacity, the "Agent") for the
                                                              -----
Participants. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Participation Agreement (as defined below).

                                   RECITALS:

     A. The Lessor, the Lessee, the Agent and the Participants are parties to that certain Second Amended and Restated Participation Agreement, dated as of February 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"); and
                   -----------------------

     B. Prior to the date hereof, the Lessee informed the Lessor and the Agent that the Lessee had elected to not proceed with construction of the Improvements on the Property; and

     C. As of the date hereof, the Lessee has delivered to the Lessor a Purchase Notice in respect of all of the Property in accordance with the provisions of Section 20.1 of the Lease, pursuant to which the Lessee has evidenced its election to purchase (or to cause its designee to purchase) all of the Property on a date on or before December 31, 2001; and

     D. In connection with the foregoing, the parties desire to amend certain provisions of the Participation Agreement, the Lease and the Minimum Cash Balance Collateral Agreement and desire to terminate the Construction Agency Agreement, the Construction Agency Agreement Assignment and the Cash Collateral Agreement, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1.   Amendments to Participation Agreement.  Subject to the satisfaction of
          -------------------------------------
the conditions set forth in Section 9 below, the Participation Agreement is
                            ---------
hereby amended as follows:
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          (a)  The Participation Agreement is hereby amended by deleting Section
3.6(e) thereof in its entirety and inserting the following in substitution therefor:

               On the First Amendment Effective Date, the Participants' Commitments shall be reduced automatically without any notice or other action by the Lessee, the Lessor or any Participant hereunder, to be equal to the then aggregate outstanding principal amount of the respective Participant's Participation Interests as of such date. Thereafter, on June 4, 2001, the Lessee shall pay to the Agent, on behalf of the Lessor, the aggregate outstanding amount of the Improvements Asset Termination Value as of such date (and the Agent shall distribute such payment to the Improvements Participants in accordance with Section 3.12(ii), as if such payment were a payment of
                          ---------------
          the Improvements Asset Termination Value described in Section
                                                                -------
          3.12(c)). On the date such payment is made (the "Improvements
          --------                                         ------------
          Prepayment Date"), the Participants' Commitments shall be further
          ---------------
          reduced automatically without any notice or other action by the Lessee, the Lessor or any Participant hereunder, to be equal to the then aggregate outstanding principal amount of the respective Participant's Participation Interests after giving effect to such payment of the Improvements Asset Termination Value on such Improvements Prepayment Date.

          (b)  The Participation Agreement is hereby further amended by deleting
Section 3.7(f) in its entirety.

          (c) Section 4.1 of the Participation Agreement is hereby amended by deleting the phrase "to the earlier of (i) the Completion Date or (ii) the Outside Completion Date" in the third line of said section and inserting the phrase "to the First Amendment Effective Date" in substitution therefor.

          (d) The Participation Agreement is hereby amended by deleting Section 8.4(b) thereof in its entirety and inserting the following in substitution therefor:

               The Property consists of the Land Interest and is located in Fremont, California. The Property and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants, if any, complies in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws, all Environmental Laws and all building, planning, zoning and fire codes), except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings and in accordance with the applicable provisions of the Lease, and complies with all Insurance Requirements. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or the Property which materially adversely affects the title to, or

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          the use, operation or value of, the Property. Except as may be disclosed to the Lessor and the Agent in writing in accordance with
          Section 15.1(c) of the Lease, no fire or other casualty with respect to the Property has occurred.

          (e) The Participation Agreement is hereby amended by inserting the following as the new last sentence of the preamble to Section 10.2:

               Notwithstanding anything contained in the Operative Documents to the contrary, the Lessee shall not be required to comply with the provisions of Sections 10.2(a), (b), (c), (d) or (f) during the period
                   ----------------  ---  ---  ---    ---
          from June 30, 2001 through December 31, 2001.

          (f) The Participation Agreement is hereby amended by deleting Section 10.2(e) in its entirety and inserting the following in substitution therefor:

               (e)  Minimum Cash Balance.  On the Improvements Closing Date, the
                    --------------------
          Lessee established, and shall at all times thereafter during the Term maintain, an account with LaSalle Bank N.A. (the "Minimum Cash Balance
                                                            --------------------
          Account") into which the Lessee has deposited cash and/or Qualified
          -------
          Securities in an aggregate amount equal to $52,500,000 as of the First Amendment Effective Date. Notwithstanding anything contained to the contrary in the Operative Documents, in no event shall the Lessee create, permit or suffer to exist any Liens on the Minimum Cash Balance Collateral or the Minimum Cash Balance Account other than those in favor of the Agent, for the benefit of the Participants, in accordance with the terms hereof. On the Improvements Closing Date, the Lessee executed and delivered a Minimum Cash Balance Collateral Agreement in the form of Exhibit P hereto (the "Minimum Cash Balance
                                   ---------              --------------------
          Collateral Agreement"), and on the First Amendment Effective Date the
          --------------------
          Lessee shall grant a first priority perfected security interest in, and Lien on, the Minimum Cash Balance Account and the Minimum Cash Balance Collateral in favor of the Agent, for the benefit of the Participants. On the Improvements Prepayment Date, the Lessee shall be permitted to reduce the balance of the Minimum Cash Balance Collateral Account to an aggregate of $43,050,000 (and the Agent shall cause LaSalle Bank N.A. to return all funds on deposit therein in excess of such amount to the Lessee on such date), and thereafter the Lessee shall not be permitted to withdraw any amounts on deposit in the Minimum Cash Balance Account at any time during the Term other than as permitted in the Minimum Cash Balance Collateral Agreement.

          (g) The Participation Agreement, including Schedule I thereto, is hereby further amended by deleting the words "Completion Date" wherever they appear (other than in Section 6.2(d), Section 7, or any other Section amended in paragraphs (a) through (h) above), and inserting the words "First Amendment
--------------         ---
Effective Date" in substitution therefor.

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

          (h) Schedule IV to the Participation Agreement is hereby amended by deleting the columns headed "Cash Collateralized Applicable Margin Tranche A and Tranche B Advances" and "Cash Collateralized Applicable Margin Tranche C Advances" in their entirety.

     2.   Amendments to Appendix 1. Subject to the satisfaction of the
          ------------------------
conditions set forth in Section 9 below, Appendix 1 to the Participation
                        ---------
Agreement is hereby amended as follows:

          (a) Appendix 1 to the Participation Agreement is hereby amended by deleting the defined term "Commitment Fee Payment Date" in its entirety and inserting the following in substitution therefor:

               "Commitment Fee Payment Date" means each March 31/st/, June
                ---------------------------
          30/th/, September 30/th/ and December 31/st/ of each year through the First Amendment Effective Date and the First Amendment Effective Date.

          (b) Appendix 1 to the Participation Agreement is hereby amended by deleting the defined term "Commitment Period" in its entirety and inserting the following in substitution therefor:

               "Commitment Period" means the period from and including the
                -----------------
          Closing Date to but not including the First Amendment Effective Date.

          (c) Appendix 1 to the Participation Agreement is hereby amended by deleting the defined term "Construction Period" in its entirety and inserting the following in substitution therefor:

               "Construction Period" means, with respect to the Property, the
                -------------------
          period commencing on the Improvements Closing Date and ending on the First Amendment Effective Date.

          (d) Appendix 1 to the Participation Agreement is hereby amended by inserting the defined terms "First Amendment" and "First Amendment Effective Date" in proper alphabetical order as follows:

               "First Amendment" means that certain First Amendment to Second
                ---------------
          Amended and Restated Participation Agreement and Other Operative Documents and Termination of Certain Operative Documents dated as of May __, 2001 by and among the Lessee, the Agent, the Lessor and the Participants.

               "First Amendment Effective Date" has the meaning ascribed to such term in the First Amendment.

          (e) Appendix 1 to the Participation Agreement is hereby amended by inserting the defined term "Improvements Prepayment Date" in proper alphabetical order as follows:

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               "Improvements Prepayment Date" has the meaning ascribed to such
                ----------------------------
          term in Section 3.6(e) of the Participation Agreement.

          (f) Appendix 1 to the Participation Agreement is hereby further amended by deleting the words "Completion Date" wherever they appear in the following defined terms and inserting the words "First Amendment Effective Date" in substitution therefor: "Commitment Percentage"; "Improvements Residual Value Guarantee Amount"; "Interest Payment Advance"; "Participation Interest"; "Prepaid Rent"; "Rent Commencement Date"; "Supplemental Rent"; "Tranche A Participation Interest Commitment Percentage"; "Tranche B Participation Interest Commitment Percentage"; and "Tranche C Equity Interest Commitment Percentage".

     3.   Amendments to Lease.  Subject to the satisfaction of the conditions
          -------------------
set forth in Section 9 below, the Lease is hereby amended as follows:
             ---------

          (a) The Lease is hereby amended by deleting Section 10.1(d) in its entirety.

          (b) Section 17.1(a) of the Lease is hereby amended by (i) deleting the semicolon at the end of such Section, and (ii) inserting a new clause (iii) at the end of such section as follows:

               or (iii) the aggregate outstanding amount of the Improvements Asset Termination Value on or before June 4, 2001 as required by
          Section 3.6(e) of the Participation Agreement;

          (c) Section 20.1 of the Lease is hereby amended by inserting the following sentence as the new last sentence thereof:

               Notwithstanding anything contained herein to the contrary, the Lessee's election to exercise the Purchase Option shall not preclude the Lessee from subsequently exercising the Partial Purchase Option in accordance with the foregoing provisions of this Section 20.1, so long
                                                           ------------
          as the purchase of a portion of the Property pursuant to such Partial Purchase Option occurs prior to the Lessee's (or its designee's) purchase of all of the remaining Property. Upon such an exercise of the Partial Purchase Option, the Lessee's exercise of the Purchase Option shall be deemed to be amended so as to constitute an election to purchase all of the Property remaining as of the date on which such purchase pursuant to the Purchase Option is consummated.

          (d) The Lease is hereby further amended by replacing the phrase "Completion Date" with the phrase "First Amendment Effective Date" in each place in which such phrase appears.

     4.   Amendments to Minimum Cash Balance Collateral Agreement.  Subject to
          -------------------------------------------------------
the satisfaction of the conditions set forth in Section 9 below, the Minimum
                                                ---------
Cash Balance Collateral Agreement is hereby amended as follows:

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          (a)  The Minimum Cash Balance Collateral Agreement is hereby amended by deleting Recital C in its entirety and inserting the following in substitution therefor:

               Pursuant to Section 10.2(e) of the Participation Agreement, on the Improvements Closing Date, the Lessee established, and shall at all times thereafter during the Term maintain, an account with LaSalle Bank N.A. The Lessee has deposited cash and/or Qualified Securities in an aggregate amount equal to $52,500,000 as of the First Amendment Effective Date. The Lessee is further required, on the First Amendment Effective Date, to grant first priority perfected Liens on such account and all amounts on deposit or to be deposited therein to the Agent, for the benefit of the Lessor Parties. This Agreement sets forth the terms and conditions governing such account and all amounts on deposit or to be deposited therein and the granting of such Liens.

          (b) The Minimum Cash Balance Collateral Agreement is hereby amended by deleting the defined term "Required Cash Balance Amount" in its entirety and inserting the following in substitution therefor:

               "Required Cash Balance Amount" means (a) at any time prior to
                ----------------------------
          the Improvements Prepayment Date, $52,500,000, and (b) from and after the Improvements Prepayment Date, $43,050,000.

          (c) The Minimum Cash Balance Collateral Agreement is hereby amended by deleting the defined term "Security Interest Grant Date" in its entirety and inserting the following in substitution therefor:

               "Security Interest Grant Date" means the First Amendment
                ----------------------------
          Effective Date.

          (d) The Minimum Cash Balance Collateral Agreement is hereby amended by deleting the first and second sentences of Section 2.3 in their entirety and inserting the following in substitution therefor:

               As of the First Amendment Effective Date, the Lessee has deposited cash and/or Qualified Securities in an aggregate amount equal to $52,500,000 (determined based on the Value as of each relevant deposit date (each a "Deposit Date") of all Qualified
                                         ------------
          Securities so delivered as of such date). The parties acknowledge that no Minimum Cash Balance Collateral was previously delivered to the Depositary Bank prior to the Improvements Closing Date and that all cash and Qualified Securities delivered hereunder have been or will be delivered pursuant to Section 10.2(e) of the Participation Agreement, this Section 2.3 and the Control
                                        -----------
          Agreement.

          (e) Section 2.4 of the Minimum Cash Balance Collateral Agreement is hereby amended by inserting the following as the new last sentence of the first paragraph of such Section:

               Without limitation of the foregoing, on the Improvements Prepayment Date and assuming the prior satisfaction of the conditions precedent to the First Amendment, the Agent shall cause the Depositary Bank to return to the Lessee all Minimum Cash Balance Collateral in excess of the Required Cash Balance Amount as of such date, subject only to confirmation of the Value of the remaining Minimum Cash Balance Collateral in accordance with the foregoing.

          (f) The Minimum Cash Balance Collateral Agreement is hereby amended by deleting clause (i) of the first sentence of the second paragraph of Section
2.4 in its entirety and inserting the following in substitution therefor:

               (i) if the Lessee so directs, in connection with the payment of the Land Interest Residual Value Guarantee Amount or the Improvement Residual Value Guarantee Amount pursuant to
          Section 22.1 of the Lease or a purchase by the Lessee of the Property or portion thereof pursuant to any of Sections 16.2, 16.3, 20.1, 20.2 or 20.3 of the Lease (provided that the Lessee
                                                 --------
          shall be deemed to have so directed in the case of payment of the Purchase Option Price pursuant to the Purchase Notice delivered as of the First Amendment Effective Date) or

     5.   Termination of Certain Operative Documents. Subject to the
          ------------------------------------------
satisfaction of the conditions set forth in Section 9 below, as of the First
                                            ---------
Amendment Effective Date, each of the Construction Agency Agreement, the Construction Agency Agreement Assignment and the Cash Collateral Agreement shall be terminated and of no further force and effect.

     6.   Waiver. The Lessee has advised the Lessor, the Agent and the
          ------
Participants that the Lessee has determined to not proceed with the construction of the Improvements at the Property. Failure to commence construction of the Improvements on or before May 21, 2001 constitutes a Construction Agency Agreement Event of Default under Section 5.1(b) of the Construction Agency Agreement. Subject to the satisfaction of the conditions set forth in Section 9
                                                                       ---------
below, the Lessor, the Agent and the Participants hereby agree to waive such Construction Agency Agreement Event of Default.

     7.   Representation and Warranties.  Lessee hereby represents and warrants
          -----------------------------
to the Lessor, the Agent and the Participants that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments and waiver set forth above, the following will be true and correct on the First Amendment Effective Date (as defined below):

          (a)  The representations and warranties of Lessee set forth in Section
                                                                         -------
8.3 of the Participation Agreement and in the other Operative Documents are true
---
and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

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

          (b)  No Default or Event of Default has occurred and is continuing;
and

          (c) Except as otherwise expressly set forth in Section 5 of this Agreement, each of the Operative Documents is in full force and effect.

     (Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Section 7 that, on and after the date hereof, such term includes this
     ---------
Agreement.)

     8.   First Amendment Effective Date.  The amendments and waiver effected
          ------------------------------
above shall become effective as of May __, 2001 (the "First Amendment Effective
                                                      -------------------------
Date"), subject to satisfaction of each of the following conditions precedent:
----

          (a) receipt by McGuireWoods LLP, counsel to the Agent, of a copy of this Agreement duly executed by Lessee, the Lessor, the Agent and the Participants;

          (b) receipt by the Lessor of a Purchase Notice setting forth the Lessee's irrevocable election to exercise the Purchase Option in respect of all of the Property on a purchase date to occur on or before December 31, 2001, for a Purchase Option Price equal to the Asset Termination Value in respect of all of the Property as of such purchase date, and otherwise in accordance with the provisions of the Lease and the other Operative Documents;

          (c) receipt by the Agent or its counsel of all documents, instruments or agreements necessary to cause the Lien of the Agent on the Minimum Cash Balance Collateral to be fully perfected as of the First Amendment Effective Date; and

          (d) Lessee agrees to pay all costs and expenses incurred by the Agent and the Lessor in connection with this Agreement, and without limitation of the foregoing agrees on the First Amendment Effective Date to pay all invoiced and outstanding Transaction Expenses of the Agent or the Lessor.

     9.   Miscellaneous.
          -------------

          (a) Except as specifically amended, waived or terminated above, the Participation Agreement and each of the Schedules, Exhibits and Appendices thereto, and each of the other Operative Documents, shall remain in full force and effect and each such Operative Document (excluding those expressly terminated hereunder), as modified by this Agreement, is hereby ratified and confirmed in all respects. The waiver contained herein is only effective as to this Agreement and not for any other purpose.

          (b) Upon the effectiveness of this Agreement each reference in (i) the Participation Agreement, the Lease or the Minimum Cash Balance Collateral Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (ii) any other Operative Document to "the Participation Agreement", "the Lease" or "the Minimum Cash Balance Collateral Agreement" shall, in each case, mean and be a reference to such Operative Document as amended hereby.

          (c) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (d) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     10.  GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY
          -------------
THE LAWS OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT OF LAW OR CHOICE OF LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                                    * * * *

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                      ASYST TECHNOLOGIES, INC., as Lessee


                                      By: /s/ Douglas J. McCutcheon
                                      Name: Douglas J. McCutcheon
                                      Title:Senior Vice President, Chief
                                            Financial Officer


                                      LEASE PLAN NORTH AMERICA, INC., as Lessor and as a Participant

                                      By: /s/ Elizabeth R. McClellan
                                      Name: Elizabeth R. McClellan
                                      Title: Vice President

                                      ABN AMRO BANK N.V., as Agent and as
                                      a Participant

                                      By: /s/ Joseph Endoso
                                      Name: Joseph Endoso
                                      Title: Senior Vice President

                                      By: /s/ Ruby R. Galang
                                      Name: Ruby R. Galang
                                      Title: Vice President

                                      FLEET NATIONAL BANK, as a Participant


                                      By: /s/ Lee A. Merkle-Raymond
                                      Name: Lee A. Merkle-Raymond
                                      Title: Director

                                      WELLS FARGO BANK, N.A., as a Participant

                                      By: /s/ Patty Juarez
                                      Name: Patty Juarez
                                      Title: Vice President

                                      COMERICA BANK - CALIFORNIA, as a
                                      Participant

                                      By: /s/ Robert Schutt
                                      Name: Robert Schutt
                                      Title: Vice President

                                      KEYBANK NATIONAL ASSOCIATION, as a
                                      Participant

                                      By: /s/ Julien Michaels
                                      Name: Julien Michaels
                                      Title: Vice President